UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 15, 2013

Midstates Petroleum Company, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4400 Post Oak Parkway, Suite 1900
Houston, Texas	77027
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 595-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2013, Midstates Petroleum Company, Inc. (the “Company”) filed a current report on Form 8-K that included information on the appointment of Nelson Haight as the Company’s Senior Vice President and Chief Financial Officer, in addition to his role as Chief Accounting Officer, effective January 6, 2014.

On December 15, 2013, in connection with Mr. Haight’s appointment, the Compensation Committee of the Company’s Board of Directors approved the following compensation package: (a) annual base salary of $300,000; (b) target annual short-term incentive award equal to 75% of base salary; (c) target long term incentive grant equal to 200% of base salary; and (d) a grant of 48,000 shares of time-vested restricted stock, with a grant date of January 1, 2014, which will vest in three equal annual installments beginning on January 1, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: December 16, 2013
	By:	/s/ Eric J. Christ
Eric J. Christ
Vice President – Legal

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